                                                                    EXHIBIT 10.2

                                   AGREEMENT
                                   ---------

     This Agreement is dated as of September 24, 1999, among US Unwired Inc., a Louisiana corporation (the "Company"), and the shareholders of the Company who are signatories hereto or become parties hereto in the manner hereinafter provided (collectively, the "Shareholders").

     The Company and the Shareholders agree as; follows:

     1.   Articles of Incorporation.
          -------------------------

          The Shareholders will not approve any amendment to the Articles of Incorporation ("Articles") of the Company that restricts the transfer of Class B Common Stock of the Company beyond the restrictions contained in the Articles, and will use their best efforts to prevent (or, if they cannot prevent, then to repeal) any amendment to the By-Laws of the Company that has that effect unless such amendment to the Articles or By-Laws is approved by each of the Shareholders who at the time thereof is a holder of Class B Common Stock.

     2.   Piggy-Back Registration Rights.  In consideration of the Shareholders'
          ------------------------------
willingness to accept the transfer restrictions of the Articles, which will benefit the Company by promoting an orderly trading market for its shares, the Company grants the Shareholders the following piggyback registration rights.

          (a) If the Company proposes to register under the Securities Act the sale, for cash through underwriters, of any shares issued by the Company, including shares that are proposed to be sold by the Company and shares that the Company may be obligated to register under a demand registration covenant held by a selling shareholder (collectively, "primary shares"), other than the Company's initial public offering and other than a registration filed pursuant to a demand registration covenant hereafter granted by the Company to a purchaser in connection with the Company's sale of shares to such purchaser, unless rights of the type accorded by this Section 2 are permitted in accordance with such demand registration covenant, the Company will notify the Shareholders (and any other shareholder who may be entitled to include shares in such registration) of such proposal as soon as is practicable. Subject to the allocation and limitation provisions below, the Company will in such notice invite the Shareholders (and any other shareholder who may be entitled to include shares in such registration) to include in such registration (if shares of selling shareholders are permitted to be included in the registration form proposed to be filed by the Company or in any other registration form that the Company would be permitted to use to register the primary shares and the use of which would not cause any material additional expense to the Company) such aggregate number of shares (the "Includable Shares") as shall be equal to 80% (or, at the Company's option, more) of the amount of shares that the underwriters determine to be the approximate maximum number which could be included in such registration without having an adverse effect on the offering of the primary shares. Such notice (the "Piggy-Back Notice") shall be sent to each Shareholder at his, her or its address of record. It shall, to the extent then known or determined, identify the proposed offering, name the underwriters, and indicate the proposed timing. Such disclosure shall not prevent the Company from changing those matters at its discretion.

          (b) Each Shareholder who desires to include shares in the registration statement shall notify the Company, within 10 days after the Piggy-Back Notice is sent, of the number of such shares. Such notice (the "Inclusion Notice") shall constitute the good faith commitment of the Shareholder to include that number (or any lesser number that occurs by reason of the allocation and limitation provisions herein of shares in the Company's registration statement plus up to 15% thereof to cover any over allotment option requested by the underwriters. The Inclusion Notice shall state that the Shareholder desires to include the shares covered by the Inclusion Notice in the registration for sale through the underwriters as soon as may be practicable after the effective date of the registration statement, and that the Shareholder will provide all information and take all actions as may be required to permit the Company to comply with all applicable legal requirements and to obtain acceleration of the effective date of the registration statement.

          (c) If the managing underwriter of the primary offering informs the Company that the number and type of securities requested to be included would materially affect such offering, then the Company will include in such registration, to the extent of the number and type that the company is advised can be sold, FIRST, all Primary Shares, SECOND, the securities to be included pursuant to this Agreement and pursuant to Section 2.2 of a registration rights agreement between the Company and the 1818 Fund III, L.P., pro rata among the groups, on the basis of estimated proceeds from the sale thereof, and THIRD, all other securities proposed. The number of shares that may be included pursuant to this Agreement is referred to as the "Includable Shares". If the number of shares covered by Includable Notices exceeds at any time the number of Includable Shares, the number set forth in each Inclusion Notice will be proportionately reduced so that the total, as so reduced, equals the number of Includable Shares. The reduction applicable to each Inclusion Notice will be that proportion of the total reduction as is equal to the fraction whose numerator is the number of shares specified in such Inclusion Notice and whose denominator is the total number of shares specified in all of the Inclusion Notices. If the number of Includable Shares is increased, or if shares sought to be included in the registration are not included, then any addition to the Includable Shares will be allocated, proportionately in the same manner, among the Shareholders who have timely given Inclusion Notices. The Company may in its discretion accept untimely Inclusion Notices but in that event will give each Shareholder who has previously submitted an Inclusion Notice a reasonable time within which to revise it.

          (d) The Company may at any time, in its sole discretion, determine to delay or not to file or to withdraw (prior to or following the effective date) any registration statement to which this Section 2 applies.

          (e) The Shareholders whose shares are included in the registration statement ("Selling Shareholders") will enter into customary underwriting agreements with the Company and the underwriters, which will contain the customary indemnifications by each of them. Each of the Selling Shareholders will, if requested so to so by the underwriters, deposit the shares to be sold by such Selling Shareholder with an escrow agent.

          (f) Each Selling Shareholder shall pay the registration and NASD filing fees applicable to the shares offered by such Selling Shareholder, the underwriting discounts and commissions applicable to such shares, the blue sky fees and expenses applicable thereto, the fees of such Selling Shareholder's counsel and accountants, and such Selling Shareholder's proportionate (based on the number of shares included by that Selling Shareholder divided by the total number of shares included by all such Selling Shareholders) share of all incremental additional expenses caused by the inclusion of the shares included by Selling Shareholders. The Company shall pay all other expenses of preparation, printing and filing the registration statement.

          (g) The Company may exclude from any such registration any shares which the Shareholder would be permitted to sell in the public market without any remaining restriction under the Articles and which can be sold under Rule 144 or any comparable provision.

          (h) The provisions of this Section 2 shall not apply to any evergreen shelf registration covering Registrable Securities as that term is used in a registration rights agreement between the Company and the 1818 Fund III, L.P.

    3.    Transfer Assistance.  The Company will, and will request that its
          -------------------
transfer agent, render reasonable assistance so as to promote the efficiency of
(a) the transfer of shares sold by a Shareholder under Rule 144 or 145 under the Securities Act, and (b) the issuance of certificates representing shares of Class A Common Stock into which shares of Class B Common Stock of a Shareholder have been converted in accordance with the Articles.

     4.   Miscellaneous.
          -------------

          (a) This Agreement constitutes the entire agreement of the parties with respect to its subject matter, but it does not supersede any prior written agreements of the parties except to any extent it is inconsistent with them. Shares registered for sale under the provisions of Section 2 shall be relieved of any restriction on transfer that arises under, or was imposed to implement the provisions of, Rule 144 or 145 under the Securities Act, if such registration eliminates the legal requirement for such restriction. Otherwise, the provisions of Section 2 shall not relieve any Shareholder of any restriction on transfer of capital stock of the Company.

          (b) This Agreement binds and inures to the benefit of the Company and its legal successors by merger or consolidation, the respective Shareholders, the Estates of the Shareholders who are individuals, and the legal successors by merger or consolidation of those who are not. The rights and obligations under this Agreement may not be assigned or transferred and are not heritable except in any such case to a Qualified Holder (as such term is used in the Articles) who acquires shares of Class B Common Stock from a Shareholder (including by inheritance) but in that event this Agreement will, unless such Qualified Holder is then a party to this Agreement as a Shareholder, apply only to the shares of Class B Common Stock so acquired and only if such Qualified Holder, promptly upon request at any time by the Company, agrees in writing to be bound by all provisions of this Agreement applicable to the acquired shares.

          (c) The provisions of Section 2 shall terminate six years after the date of this Agreement unless extended by the vote of a majority of the shares of Class B Common Stock held by the Shareholders at the time of such extension. The remaining provisions of this Agreement shall terminate 25 years after the date of this Agreement unless so extended. No such termination shall terminate rights and obligations already accrued at the time of such termination.

          (d) Certificates representing shares subject to the provisions of this Agreement shall be appropriately legended.

          (e) Notices shall be given to the Company at its Louisiana registered office, Attention: President, and to each Shareholder at the address of record of such Shareholder.

          (f) This Agreement shall be governed by the internal laws of Louisiana. It may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the Company and the Shareholders whose names are subscribed hereto have become parties to this Agreement as of the date first above written; other shareholders of the Company may become parties by executing and returning a counterpart signature page on or before September 24, 1999 to the Company (which will acknowledge receipt thereof and send a copy of such acknowledgement to all Shareholders who by then have become parties).


                              US UNWIRED INC.


                              By: /s/ Thomas G. Henning
                                 -------------------------------
                                    Authorized Officer

                                 SHAREHOLDERS

/s/ William L. Henning, Sr.                       /s/ William L. Henning, Jr.
-------------------------------------------       ----------------------------------------
William L. Henning, Sr.                           William L. Henning, Jr.

/s/ John A. Henning                               /s/ Thomas G. Henning
-------------------------------------------       ----------------------------------------
John A. Henning                                   Thomas G. Henning

/s/ Robert Piper                                  /s/ Thomas D. Henning
-------------------------------------------       ----------------------------------------
Robert Piper                                      Thomas D. Henning

/s/ Joyce P. Spates                               /s/ James D. Spates
-------------------------------------------       ----------------------------------------
Joyce P. Spates                                   James D. Spates

/s/ Thomas G. Shearman, Jr.                       /s/ Ada B. Vincent
-------------------------------------------       ----------------------------------------
Thomas G. Shearman, Jr.                           Ada B. Vincent

-------------------------------------------       ----------------------------------------
Pine Island Oil Company,                          Scobee Family Limited Partnership,
Authorized Representative                         Authorized Partner

/s/ Henry Rice Scobee                             /s/ William L Henning, Jr.
-------------------------------------------       ----------------------------------------
Henry Rice Scobee                                 Custodian for William L Henning, Jr.
                                                  Exempt Class Trust No. 1

/s/ John A. Henning                               /s/ Thomas G. Henning
-------------------------------------------       ----------------------------------------
Custodian for John A. Henning                     Custodian for Thomas G. Henning
Exempt Class Trust No. 1                          Exempt Class Trust No. 1

-------------------------------------------       ----------------------------------------
Henco Partnership, Authorized                     Shearman Corporation, Authorized
Partner                                           Representative

/s/ William Thomas Henning                        /s/ Daniel Lovejoy Henning
-------------------------------------------       ----------------------------------------
William Thomas Henning, II under the              Custodian for Daniel Lovejoy Henning
under U.G.M.A., Thomas G. Henning, Custodian      the U.G.M.A., Thomas G. Henning,
                                                  Custodian

/s/ John Allen Henning                            /s/ Travis Guy Henning
-------------------------------------------       ----------------------------------------
John Allen Henning, Jr. under the U.G.M.A.,       Travis Guy Henning under the
U.G.M.A., Thomas G. Henning, Custodian            Thomas G. Henning, Custodian

/s/ Hillary Elizabeth Henning                     /s/ John David Henning
-------------------------------------------       ----------------------------------------
Hillary Elizabeth Henning under the               John David Henning under the U.G.M.A.,
U.G.M.A., Thomas G. Henning, Custodian            Thomas G. Henning, Custodian

/s/ Katherine Anna Henning                        /s/ Grant Thomas Henning
-------------------------------------------       ----------------------------------------
Katherine Anna Henning under the                  Grant Thomas Henning under the U.G.M.A.,
U.G.M.A, William L. Henning, Sr., Custodian       William L. Henning, Sr., Custodian